SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 14, 2011

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010
(Commission File Number)	(IRS Employer Identification No.)

840 El Camino Real, Suite 106, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events.

Phoenix Footwear Group, Inc. (the “Company”) is filing this Current Report on Form 8-K solely for the purpose of filing the attached exhibits. Exhibits 10.1 and 10.2 were originally filed as exhibits to Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 19, 2008 and July 13, 2009, respectively. As originally filed, these exhibits omitted certain schedules, annexes and/or exhibits to the filed agreements. All such agreements are re-filed with this report in their entirety with all schedules, annexes and/or exhibits to such agreements.

The Company’s compensatory arrangements with its named executive officers Messrs. Hall and Nelson described in the Company’s annual report on Form 10-K for the fiscal year ended January 2, 2010, and originally disclosed on a Current Report on Form 8-K filed with the SEC on February 17, 2009, are not set forth in any formal document. Mr. Hall resigned as Chief Executive Officer and as President of the Company effective September 10, 2010, and the Company’s employment arrangement with him is no longer effective. The Company’s intends to formalize its existing employment arrangement with Dennis Nelson, which is subject to a written agreement being signed. Nevertheless, we have included a written description of these arrangements as Exhibits 10.3 and 10.4, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Credit and Security Agreement dated June 10, 2008, by and among Phoenix Footwear Group, Inc., Penobscot Shoe Company, H.S. Trask & Co., Chambers Belt Company and Phoenix Delaware Acquisition, Inc., and Wells Fargo Bank, N.A.

10.2	Amendment and Forbearance Agreement dated July 9, 2009 among Phoenix Footwear Group, Inc. and its subsidiaries and Wells Fargo Bank, N.A.

10.3	Written Description of the employment arrangement between Phoenix Footwear Group, Inc. and Russell Hall

10.4	Written Description of the employment arrangement between Phoenix Footwear Group, Inc. and Dennis Nelson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: January 14, 2011	By:	/s/ DENNIS T. NELSON
	Name:	Dennis T. Nelson
	Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit and Security Agreement dated June 10, 2008, by and among Phoenix Footwear Group, Inc., Penobscot Shoe Company, H.S. Trask & Co., Chambers Belt Company and Phoenix Delaware Acquisition, Inc., and Wells Fargo Bank, N.A.

10.2	Amendment and Forbearance Agreement dated July 9, 2009 among Phoenix Footwear Group, Inc. and its subsidiaries and Wells Fargo Bank, N.A.

10.3	Written Description of the employment arrangement between Phoenix Footwear Group, Inc. and Russell Hall

10.4	Written Description of the employment arrangement between Phoenix Footwear Group, Inc. and Dennis Nelson